UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 April 27, 2004
                ------------------------------------------------
                Date of Report: (Date of earliest event reported)
                                DSE Fishman, Inc.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Nevada                          000-49993                 52284320
----------------------------     -------------------------   -------------------
(State or Other Jurisdiction           (Commission             (IRS Employer
    of Incorporation)                   File Number)         Identification No.)




                         501 Manatee Avenue, Suite B,
                             Holmes Beach, Florida                     34217
               -------------------------------------------------    ----------
                   (Address of Principal Executive Offices)         (Zip Code)



        Registrant's telephone number, including area code: 941-779-2243


                        --------------------------------
          (Former name or former address, if changed since last report)










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Item 5.           Other Events and Regulation FD Disclosure

Effective April 26, 2004, Doyle S. Elliott ("Elliott")has resigned as an officer and director of DSE Fishman, Inc. and will be replaced as Chairman, President and Chief Financial Officer, effective immediately, by Lisa Fincher.

The resignation of Mr. Elliott was not the result of any disagreement with the Registrant on any matter relating to its operations, policies or practices.

On the date of Mr. Elliott's resignation, he owned 7,500,000 shares of the Registrant's common stock representing 78.95% of all outstanding shares. Mr. Elliott has agreed to waive all voting rights with respect to such shares so long as same are in his name and so long as same bear a restricted legend. Mr. Elliott has also agreed that in the event he desires to sell all or any portion of the restricted shares owned by him in the Registrant, that a condition of such sale would require any purchasers to similarly forego any voting rights so long as such shares bear a restricted legend.

The Registrant and Mr. Elliott have agreed that all provisions relating to "non-voting" as described above, shall no longer be applicable with respect to all or a portion of such shares that are subsequently sold by Mr. Elliott (or sold by any person who acquired all or a portion of the 7,500,000 shares currently owned by Mr. Elliott from Mr. Elliott with restricted legend) in accordance with Registration Statement or applicable exemption whereby the purchaser would receive non-legended securities.

Biographical/Business information with respect to Lisa Fincher is herein summarized as follows:

For the past five years, Lisa Fincher has owned and operated a private business that performed renovations for Marriott Hotels. Prior to that, she was employed by Casual Restaurants Concepts, Inc., which operates the chain of Applebee's Neighborhood Grill & Bar. Ms. Fincher graduated from Northwestern Oklahoma State University.

                                                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DSE Fishman, Inc.
        Dated:  April 26, 2004           /s/ Lisa Fincher
                                         -----------------------
                                             Lisa Fincher
                                             President and Chief
                                             Financial Officer